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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-83495 and 333-92759) of Tut Systems, Inc. of our report dated January 20, 2000, except as to Note 14 which is as of February 14, 2000, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

                                          /s/ PricewaterhouseCoopers LLP

San Jose, California
February 22, 2000